UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM
8-K
____________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):

March 24, 2022
____________________________________
Vaxxinity, Inc.
(Exact name of registrant as specified in its charter)
____________________________________
Delaware
333-261063
86-2083865
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)
1717 Main St
,
Ste 338
Dallas
,
TX
,
75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number,

including area code: (
254
)
244-5739
Not applicable
(Former name or former address, if changed since last report)
____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐

Written communications pursuant to Rule 425

under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading
Symbol(s)
Name of each exchange
on which registered
Class A Common Stock, par value $0.0001
per share
VAXX
The Nasdaq

Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of

1934 (§240.12b-2 of this chapter).
Emerging growth company

☒
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange

Act.

☐

Item 2.02 Results of Operations and Financial Condition.

On March 24, 2022, Vaxxinity,

Inc. (the “Company”) issued a press release announcing its operating and financial results for the fourth quarter and year ended December 31, 2021. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.

Description
99.1
Press Release issued by Vaxxinity, Inc. on March 24, 2022
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Vaxxinity,

Inc.

By: /s/ René Paula
Name: René Paula
Title: General Counsel and
Secretary
Date: March 28, 2022